UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Virtu Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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aNNUal meeTiNG of sTocKholdeRs of viRTU fiNaNcial, iNc. June 30, 2017 Go GReeN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NoTice of iNTeRNeT availaBiliTY of PRoXY maTeRials: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20043/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230300000000001000 3 063017 Management and Incentive Plan. card. Your Internet or telephone vote authorizes the named proxies to vote the shares in that changes to the registered name(s) on the account may not be Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. The BoaRd of diRecToRs RecommeNds a voTe "foR" The elecTioN of each of The NomiNees lisTed iN PRoPosal 1 aNd "foR" PRoPosals 2 aNd 3. Please siGN, daTe aNd ReTURN PRomPTlY iN The eNclosed eNveloPe. Please maRK YoUR voTe iN BlUe oR BlacK iNK as shoWN heRe x 1. To elect two directors NomiNees: FOR ALL NOMINEESO Douglas A. Cifu O John F. (Jack) Sandner WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2017. 3. The approval of the Virtu Financial, Inc. Amended and Restated 2015 The board of directors recommends that you vote FOR the election of each of the nominees listed in Proposal 1, FOR Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2017 and FORProposal 3, the approval of the Virtu Financial, Inc. Amended and Restated 2015 Management and Incentive Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof. If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy the same manner as if you marked, signed and returned your proxy card. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note submitted via this method. Signature of Stockholder Date: Signature of StockholderDate:

important notice of availability of Proxy materials for the annual meeting of Stockholders VirtU FinanCiaL, inC. to Be held on June 30, 2017 at 9:00 a.m. eSt on the 29th floor of Virtu Financial, inc. 900 third avenue, new York, nY 10022-0100 this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before 06/20/17. Please visit http://www.astproxyportal.com/ast/20043/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K • Amendment No. 1 to Annual Report on Form 10-K to reqUeSt materiaLS: teLePhone: 888-Proxy-na (888-776-9962); 718-921-8562 (for international callers) e-maiL: info@astfinancial.com weBSite: https://us.astfinancial.com/proxyservices/requestmaterials.asp onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 P.M. EST the day before the cut-off or meeting date. in PerSon: You may vote your shares in person by attending the Annual Meeting. teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. maiL: You may request a card by following the instructions above. toVote: 1. To elect two directors nomineeS: Douglas A. Cifu John F. (Jack) Sandner Please note that you cannot use this notice to vote by mail. 2. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2017. 3. The approval of the Virtu Financial, Inc. Amended and Restated 2015 Management and Incentive Plan. The board of directors recommends that you vote FOR the election of each of the nominees listed in Proposal 1, FOR Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2017 and FORProposal 3, the approval of the Virtu Financial, Inc. Amended and Restated 2015 Management and Incentive Plan. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer